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                                                            EXHIBIT 10.6

                        1991 BARNES GROUP STOCK INCENTIVE PLAN
                        --------------------------------------
                     As Amended and Restated as of July 16, 1993
                     -------------------------------------------


          1.   Purpose
          ------------
               The purpose of the Plan is to authorize the grant to Senior Executives of the Company or any Subsidiary of (i) nonqualified options to purchase shares of Common Stock, (ii) Stock Appreciation Rights, (iii) Incentive Stock Rights, and (iv) Performance Unit Awards, and thus benefit the Company by giving such employees a greater personal interest in the success of the enterprise and an added incentive to continue and advance their employment.


          2.   Definitions
          ----------------
               The following terms, when used in the Plan, shall mean:

               1981 Plan:  The Barnes Group Inc. Stock Incentive Plan
               ---------
               adopted by the stockholders of the Company in 1981.

               Board:  The Board of Directors of the Company.
               -----
               Committee:  Such committee as shall be appointed by the
               ---------
               Board pursuant to the provisions of Section 11.

               Common Stock:  The Common Stock of the Company, par value
               ------------
               $1.00 per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 9.

               Company:  Barnes Group Inc.
               -------
               Disability:  Inability to perform the services normally
               ----------
               rendered by the employee due to any physical or mental impairment that can be expected either to be of indefinite

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               duration or to result in death, as determined by the
               Committee on the basis of appropriate medical evidence.

               Fair Market Value:  As applied to the Common Stock on any
               -----------------
               day, the closing market price of such stock as reported in the New York Stock Exchange Composite Transactions Index for such day, or if the Common Stock was not traded on such day, for the last preceding day on which the Common Stock was traded.

               Incentive:  An incentive granted under the Plan in one of
               ---------
               the forms provided for in Section 3.

               Option:  An option to purchase shares of Common Stock.
               ------
               Plan:  The 1991 Barnes Group Stock Incentive Plan herein set
               ----
               forth, as amended from time to time.

               Senior Executive:  An employee of the Company or of a
               ----------------
               Subsidiary, including an officer or director who is an employee, who in the Committee's judgment can contribute significantly to the growth and successful operations of the Company or a Subsidiary.

               Subsidiary:  A corporation in which the Company owns,
               ----------
               directly or indirectly, at least 50% of the voting stock.


          3.   Grants of Incentives
          -------------------------
               (a) Subject to the provisions of the Plan, the Committee may at any time, or from time to time, grant Incentives under the Plan to, and only to, Senior Executives.

               (b)  Incentives may be in the following forms:

                         (i)  an Option, in accordance with Section 5;

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                        (ii)  a stock appreciation right, in accordance
                              with Section 6;

                       (iii)  an incentive stock right, in accordance with
                              Section 7;

                        (iv)  a performance unit award, in accordance with
                              Section 8; or

                         (v)  a combination of two or more of the
                              foregoing.

          4.   Stock Subject to the Plan
          ------------------------------
               (a) Subject to adjustment as provided in Section 9, the aggregate number of shares of Common Stock which may be issued subject to Incentives granted under the Plan shall not exceed the sum of (i) 500,000 shares and (ii) the number of shares of stock covered by outstanding options (or installments thereof) granted under the 1981 Plan which, after its expiration, shall terminate or expire in whole or in part without being exercised. Charges against such aggregate number are governed by the provisions of paragraph (c) of this Section 4, paragraph (j) of Section 5, paragraph (e) of Section 6, paragraph (c) of Section 7, and paragraph (e) of
                    Section 8.

               (b) Such shares may be either authorized but unissued shares or shares issued and thereafter acquired by the Company.

               (c) If any shares subject to an Incentive shall cease to be subject thereto because of the termination without exercise or payment, in whole or in part, of such Incentive, the shares as to which the Incentive was not

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                    exercised or paid shall no longer be charged against
                    the limits in paragraph (a) of this Section 4 and may again be made subject to Incentives.

               (d) The Committee may permit the voluntary surrender of all or a portion of any Incentive granted under this Plan conditioned upon the granting to the employee of a new Incentive for the same or a different number of shares or amount of other payment as the Incentive surrendered, or it may require such voluntary surrender as a condition to a grant of a new Incentive to such employee. Such new Incentive shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Incentive is granted, all determined in accordance with the provisions of this Plan without regard to the price, period of exercise, or any other terms or conditions of the Incentive surrendered.


          5.   Options
          ------------
               Incentives, in the form of options to purchase shares of Common Stock, shall be subject to the following provisions:

               (a) The Option price per share shall be determined as of the effective date of the grant and shall not be less than 85% of the Fair Market Value of the Common Stock at the time of the grant of the Option. In no event shall the Option price be less than the par value of the stock which is the subject of the Option.

               (b) Each Option shall expire at such time as the Committee may determine at the time the Option is granted; provided, however, that no Option may, under any

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                    circumstances, expire later than ten years from the
                    date such Option shall have been granted.

               (c) Any Option granted under the Plan may be exercised solely by the person to whom granted, by his/her guardian or legal representative, or, in the case of death, by an estate.

               (d) No Option may be exercised less than 12 months from the date it is granted. After completion of any additional required period of employment specified in the Option grant, the Option may be exercised, in whole or in part, at any time or from time to time during the balance of the term of the Option, except as limited by provisions contained in the Option (including provisions regarding exercise in installments).

               (e) If the optionee terminates employment prior to attaining age 55, the Option shall terminate 90 days after termination of employment, except in the case of death or disability.

               (f) If employment terminates as a result of death or dis-ability, or if the Optionee terminates employment after attaining age 55, the Option shall terminate five years after termination of employment; provided, however, if the Optionee's employment is terminated upon the request of the Company after the Optionee attains age 55, the Option may be terminated by the Committee effective 90 days after termination of employment.

               (g) Notwithstanding anything else in this Section 5 to the contrary, the Committee may provide that an option will terminate prior to time periods specified in paragraphs 5(e) and 5(f) on conditions specified by the Committee

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                    and incorporated in an Option Agreement between the
                    Company and the person receiving the option.

               (h) Shares purchased upon exercise of an Option shall be paid for in full within twenty days of the date of exercise in cash or, with the consent of the Committee, in whole or in part in shares of Common Stock based on their Fair Market Value on the date of exercise.

               (i) If so authorized by the Committee, the Company may, with the consent of the optionee, and at any time or from time to time, cancel all or a portion of any Option granted under the Plan then subject to exercise and discharge its obligation in respect of the Option either by payment to the optionee of an amount of cash equal to the excess, if any, of the Fair Market Value, at such time, of the shares subject to the portion of the Option so cancelled over the aggregate option price of such shares, or by issuance or transfer to the optionee of shares of Common Stock with a Fair Market Value, at such time, equal to any such excess, or by a combination of cash and shares.

               (j) The forms of Option authorized by the Plan may contain such other provisions as the Committee shall deem advisable.

               (k) Upon the exercise of an Option there shall be charged against the limits in paragraph (a) of Section 4 the number of shares issued to the optionee. Upon the cancellation of any Option pursuant to paragraph (h) of
                    Section 5, there shall be charged against the limitations in paragraph (a) of Section 4 a number of shares equal to (A) the number of any shares issued to the optionee plus (B) the number of shares purchasable

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                    with the amount of any cash paid to the optionee on the
                    basis of the Fair Market Value as of the date of payment; and the number of shares subject to the portion of the Option so cancelled, less the number of shares so charged against such limitations, shall thereafter be available for other grants of Incentives.

               (l) An Option will not be treated as an Incentive Stock Option within the meaning or section 422A of the Internal Revenue Code of 1986, as amended.


          6.   Stock Appreciation Rights
          ------------------------------
               (a) A Stock Appreciation Right ("SAR") may be granted in connection with any Option granted under the Plan, either at the time of the grant of such Option or at any time thereafter during the term of the Option, or independently of the grant of an Option.

               (b) An SAR shall entitle the holder thereof, upon exercise of the SAR, to receive a number of shares of Common Stock or cash or a combination of cash and shares (as the Committee in its discretion may elect) determined pursuant to paragraph (d) of this Section 6.

               (c) An SAR shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent with the Plan as shall from time to time be approved by the Committee:

                    (i) If granted in connection with an Option, an SAR shall be exercisable at such time or times and by such person or persons and to the extent, but only to the extent, that the Option to which it relates shall be exercisable; provided, however, that such SAR shall be exercisable only during the ten-day

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                         periods (the "Exercise Periods") beginning on the
                         third business day following the date of release of a summary statement of the Company's quarterly or annual sales and earnings and ending on the twelfth business day following such date of release.

                   (ii) If granted independently of an Option, an SAR shall be subject to the following provisions:

                         (A) If a person terminates employment prior to attaining age 55, the SAR shall terminate 90 days after the termination of employment, except in the case of death or disability.

                         (B) If employment terminates as a result of death or disability or if a person terminates employment after attaining age 55, the SAR will terminate one year after the termination of employment.

               (d) Upon exercise of an SAR, the holder thereof shall be entitled to receive a number of shares equal in Fair Market Value to (1) the amount by which the Fair Market Value of a share of Common Stock on the date of such exercise shall exceed the Fair Market Value of a share of Common Stock on the date of grant of the related Option, or, in the case of any SAR granted independently of an option, on the date of grant of such SAR, multiplied by (2) the number of shares in respect of which the SAR shall have been exercised. Settlement for any fraction of a share due shall be made in cash. The Committee may settle all or any part of the Company's obligation arising out of an exercise of any SAR by the payment of cash equal to the

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                    aggregate value of the shares of Common Stock that it
                    would otherwise be obligated to deliver under the provisions of this paragraph (d).

               (e) Upon exercise of any SAR, (i) there shall be charged against the limitations in paragraph (a) of Section 4 a number of shares equal to (A) the number of shares issued to the grantee under paragraph (d) of this
                    Section 6 plus (B) the number of shares purchasable with the amount of any cash paid to the grantee on the basis of the Fair Market Value as of the date of payment and (ii) the portion of the Incentive in respect of which such SAR shall have been exercised shall be cancelled and the number of shares subject to such portion, less the number of shares so charged against such limitations, shall thereafter be available for other grants of Incentives.


          7.   Incentive Stock Rights
          ---------------------------
               (a) An Incentive Stock Right will consist of incentive stock units, each of which will be equivalent to one share of Common Stock. An Incentive Stock Right will be evidenced by an agreement in form approved by the Committee, will be nontransferable, will entitle the holder to receive shares of Common Stock, without payment to the Company, after the lapse of the incentive period or periods established by the Committee and will be subject to the limitations in paragraph (a) of Section 4. Holders of Incentive Stock Rights will be entitled, from the date of the award, to receive from the Company cash payments equal to the amount of dividends declared on the number of shares of Common Stock equal to the number of incentive stock units held by them, such payments to be made on or about the Company's dividend payment dates.

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               (b)  If an employee terminates employment prior to attaining age 55, all Incentive Stock Rights will terminate on the date employment terminates, except in the case of death or disability. If employment terminates as a result of death or disability, or after attainment of age 55, the Committee may elect, at the end of the Incentive period, to award a portion of the shares of Common Stock that would have been awarded, but for the termination of employment, equal to the number of months in the incentive period prior to the termination date divided by the number of months in the award period.

               (c) After the lapse of the incentive period and the issuance of shares, there will be charged against the limitations in paragraph (a) of Section 4 the number of shares equal to the number of shares issued.


          8.   Performance Unit Awards
          ----------------------------
               (a) A Performance Unit Award will consist of performance units granted to Senior Executives selected by the Committee which can be paid in cash or shares of Common Stock. Performance units may be granted alone or in conjunction with and related to an Option. When granted in conjunction with an Option, the number of performance units, unless otherwise provided by the Committee, will be equal to the number of shares under the related Option. To the extent that the Committee elects to pay performance units granted with a related Option, there will be a proportionate reduction in the number of shares available under such Option and any related SAR. To the extent the related Option or an SAR granted in connection with such Option is exercised, the related number of performance units will be proportionately reduced.

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               (b)  The Committee will establish an initial value for each performance unit at the time of grant. At that time, the Committee will also establish performance targets to be achieved during the award period of not less than one year set by the Committee. The value of the performance units at the end of the award period will be determined by the degree to which the performance targets are achieved. Performance Unit Awards will be subject to the limitations in paragraph (a) of Section 4 and will be evidenced by agreements setting forth the initial value for each performance unit, the performance targets, the award period and such other terms and conditions not inconsistent with the Plan as the Committee may determine.

               (c) Payment, if any, at the end of the award period will be made in cash, shares of Common Stock, or both, as determined by the Committee. A Performance Unit Award granted alone, not in conjunction with an Option, is automatically payable if the conditions are met. A Performance Unit Award granted in conjunction with an Option is payable only at the election of the Committee, as an alternative to the continuance of the related option and any related SAR. The Committee may make this election to pay only during the first two months after the end of the award period. If the election to pay is not made, the Performance Unit Award terminates and the related Option and SAR continue in effect.

               (d) In the event of termination of employment prior to the end of the award period by reason of death, disability, or termination of employment after attainment of 55 years of age, a pro rata portion of the value of the performance units at the end of the award period will

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                    be paid to the employee (or his/her estate in the case
                    of death), unless the Committee determines that a different portion should be payable or elects to terminate the award. Upon termination of employment under any other circum-stances, the Performance Unit Award will terminate.

               (e) Upon payment of a Performance Unit Award, there shall be charged against the aggregate limitations in paragraph (a) of Section 4 a number of shares equal to
                    (i) the number of any shares issued to the employee in respect of the Performance Unit Award plus (ii) the number of shares purchasable with the amount of any cash paid to the employee in respect of the Performance Unit Award on the basis of the Fair Market Value of the Common Stock as of the date of payment.

               (f) The Committee may make such adjustments to the publicly reported amounts of the Company's consolidated earnings or book value as it deems appropriate for changes in accounting practices or principles, for material acquisitions or disposition of stock or property, for recapitalizations or reorganizations or for any other events with respect to which the Committee determines such an adjustment to be appropriate in order to avoid distortion in the operation of the Plan.


          9.   Adjustment Provisions
          --------------------------
               The Options granted under the Plan shall contain such provisions as the Commit-tee may determine with respect to adjustments to be made in the number and kind of shares covered by such Options and in the Option price in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the

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          Company, and in the event of any such change, the aggregate number and kind of shares available under the Plan shall be appropriately adjusted. In the event of any such change, equitable adjustments shall also be made by the Committee in its discretion in the terms and conditions of any SAR, Incentive Stock Right, or Performance Unit Award granted under the Plan.


          10.  Term
          ---------
               The Plan shall become effective if and when approved by the Company's stockholders. No Incentives shall be granted under the Plan after April 4, 2001.


          11.  Administration
          -------------------
               (a) The Plan shall be administered by the Committee, to be appointed from time to time by the Board consisting of not less than three members of the Board. No member of the Committee shall be eligible to participate in the Plan.

               (b) Incentives under the Plan shall be granted in accordance with the Committee's determinations pursuant to the Plan, by execution and prompt delivery to the employee of instruments approved by the Committee. Any such grant shall be effective on the date of such determination or, if after, on the date specified in the instrument evidencing the grant.

               (c) The interpretation and construction by the Committee of any provision of the Plan and of any Incentive granted thereunder shall, unless otherwise determined by the Board, be final and conclusive on all persons having any interest thereunder.

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          12.  General Provisions
          -----------------------
               (a) Absence on leave because of military or governmental service, or other reason, if such absence is approved by the Committee, shall not be considered an interruption or termination of employment for any purpose of the Plan, or Incentives granted thereunder, except that no Incentive may be granted to an employee while he/she is absent on leave.

               (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary.

               (c) No shares of Common Stock shall be sold, issued, or transferred pursuant to, or accepted as payment of the Option price of, an Incentive unless and until there has been compliance, in the opinion of the Company's General Counsel, with all applicable legal requirements, including without limitation those relating to securities laws and stock exchange listings.

               (d) No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him/her, shall have any right, title, or interest in or to any shares of Common Stock allocated or reserved for the Plan or subject to any Incentive except as to such shares of Common Stock, if any, as shall have been sold, issued, or transferred to him/her.

               (e) The Company or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any

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                    taxes which the Company or Subsidiary determines it is
                    required to withhold in connection with any Incentive.

               (f) No Incentive and no rights under the Plan, contingent or otherwise, (i) shall be assignable or subject to any encumbrance, pledge, or charge of any nature, whether by operation of law or otherwise, (ii) shall be subject to execution, attachment, or similar process, or (iii) shall be transferable other than by will or the laws of descent and distribution, and every Incentive and all rights under the Plan shall be exercisable during the employee's lifetime only by him/her or by a guardian or legal representative.

               (g) Nothing in the Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice, or arrangement for the payment of compensation or fringe benefits to any employee which the Company or any Subsidiary now has or may hereafter put into effect, including without limitation any retirement, pension, savings or thrift, insurance, death benefit, stock purchase, incentive compensation, of bonus plan.


          13.  Amendment or Discontinuance of Plan
          ----------------------------------------
               (a) The Plan may be amended by the Board at any time, provided that, without the approval of the stockholders of the Company, no amendment shall be made which (i) increases the aggregate number of shares of Common Stock that may be made the subject of Incentives as provided in paragraph (a) of Section 4, (ii) materially increases the benefits accruing to participants under the Plan, (iii) materially modifies the requirements as to eligibility for participation in the Plan, (iv)

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                    amends Section 10 to extend the term of the Plan, or
                    (v) amends this Section 13.

               (b)  The Board may discontinue the Plan at any time.

               (c) No amendment or discontinuance of the Plan shall adversely affect, except with the consent of the holder, any Incentive theretofore granted.



          4/6/94

          HVL:B:\SIP.93


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